                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) September 30, 1995


                        Federal Realty Investment Trust
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    District of Columbia                1-7533                   52-0782497
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


4800 Hampden Lane, Suite 500, Bethesda, Maryland                        20814
------------------------------------------------                      ----------
(Address of principal executive officers)                             (Zip Code)


Registrant's telephone number including area code:  301/652-3360
                                                    ------------

Exhibit Index appears on Page 3.

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Item 5.    Other Events


           Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at September 30, 1995.



Item 7.    Financial Statements and Exhibits


    (c)    Exhibits.


           99  Supplemental portfolio information at September 30, 1995



                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FEDERAL REALTY INVESMENT TRUST



Date:  November 16,  1995              /s/ Cecily A. Ward
                                       -----------------------------------------
                                       Cecily A. Ward
                                       Vice President, Controller



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                                 EXHIBIT INDEX



Exh No.  Exhibit                                                        Page No.
-------  -------                                                        --------

 99      Supplemental portfolio information at September 30, 1995           4


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